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                         CONSECO VARIABLE UNIVERSAL LIFE
                    CONSECO VARIABLE UNIVERSAL LIFE ACCOUNT L

                         SUPPLEMENT DATED AUGUST 8, 2001
                      TO THE PROSPECTUS DATED JULY 1, 2001

 The following supplements certain information contained in your prospectus for our Conseco Variable Universal Life policies.

         (1) On page 12 of the prospectus, the 12b-1 fees for the Janus Growth Portfolio and the Janus Worldwide Growth Portfolio are increased from 0% to .25%.

         (2) Because of the changes in expenses made in (1) above, the fourth paragraph on page 30 of the prospectus has been changed to read as follows:

                           For these illustrations, we used the charges we described in the expenses section of this prospectus. These charges are (1) premium expenses charge, and
                           (2) monthly deductions, which include administrative, risk, and cost of insurance charges. The values also assume that each investment portfolio will incur expenses annually, which are assumed to be 1.0678% of the average net assets of the investment portfolio. This average is a simple average of the annual expenses of each individual investment in 2000. The expenses of 1.0678% reflect the voluntary waiver of certain advisory fees and/or the reimbursement of operating expenses for certain investment portfolios (as noted in the prospectus for the investment portfolio). If the advisory fees had not been waived and/or the expenses had not been reimbursed, the average expenses would have been approximately 1.3134%. The investment advisers currently anticipate that the current waiver and/or reimbursement arrangements will continue through at least 1/1/2002 to the extent necessary to maintain competitive total annual portfolio expense levels as described in the prospectus. Certain advisers have the right to terminate waivers and/or reimbursements at any time at their sole discretion. If the waiver and/or reimbursement arrangements were not in effect, the death proceeds, accumulation values, and the cash surrender values shown in the illustrations below would be lower. The illustration assumes no loans have been taken.

         (3) Your registered representative will provide you, upon request, with illustrations based on the changes made in (2) above.

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